SUP-0115-0716

AB BOND FUNDS

-AB High Yield Portfolio

Supplement dated July 27, 2016 to the Prospectus dated January 29, 2016 (the “Prospectus”) of the AB Bond Funds offering Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of AB High Yield Portfolio (the “Fund”).

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The following replaces the table and accompanying footnotes for the Fund under “Fees and Expenses of the Fund —Annual Fund Operating Expenses” in the Summary section of the Prospectus.

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees	.60%	.60%	.60%	.60%	.60%	.60%	.60%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None	None
Other Expenses:
Transfer Agent	.25%	.28%	.25%	.06%	.05%	.02%	.02%
Other Expenses	.67%	.67%	.67%	.67%	.67%	.67%	.67%
Total Other Expenses(c)	.92%	.95%	.92%	.73%	.72%	.69%	.69%

Total Annual Fund Operating Expenses	1.77%	2.55%	1.52%	1.83%	1.57%	1.29%	1.29%

Fee Waiver and/or Expense Reimbursement(d)	(.72)%	(.75)%	(.72)%	(.53)%	(.52)%	(.49)%	(.49)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.80%	.80%	1.30%	1.05%	.80%	.80%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.
(b)	For Class C shares, the CDSC is 0% after the first year.
(c)	Total other expenses are estimated for the current fiscal year.
(d)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80% and .80% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). Any fees waived and expenses borne by the Adviser prior to July 15, 2015 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations.

The following replaces the table and accompanying footnote for the Fund under “Fees and Expenses of the Fund —Examples” in the Summary section of the Prospectus.

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$528	$283	*	$82	$132	$107	$82	$82
After 3 Years	$891	$722		$410	$524	$445	$361	$361
After 5 Years	$1,279	$1,288		$761	$941	$806	$661	$661
After 10 Years	$2,363	$2,829		$1,751	$2,104	$1,823	$1,513	$1,513

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by $100.

The following replaces the last sentence under “Fees and Expenses of the Fund — Portfolio Turnover” for the Fund in the Summary section of the Prospectus.

During the most recent fiscal year of the Accounting Survivor (August 31, 2015), as defined below, the portfolio turnover rate was 51% of the average value of its portfolio. See the section entitled “Bar Chart and Performance Information” for more information about the Accounting Survivor.

The following replaces the section “Bar Chart and Performance Information” for the Fund in the Summary section of the Prospectus.

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu —Americas — Individual Investors — US (US Citizens)”, then “Investments — Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

The information shown below reflects the historical performance of the High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), and is based on the NAV per share of the Accounting Survivor prior to the reorganization of the Accounting Survivor into the Fund on July 27, 2016 (the “Reorganization”). Upon completion of the Reorganization, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z of the Fund assumed the performance, financial and other historical information of the Accounting Survivor. The Accounting Survivor and the Fund have substantially similar investment objectives and strategies. Disclosure differences between the investment objectives and strategies for the Accounting Survivor and the Fund have not resulted in substantial differences in the actual management of the Funds and the Reorganization is not expected to result in substantial changes in the actual management of the Fund. The portfolio managers of the Accounting Survivor are members of the portfolio management team of the Fund. The Fund has higher expenses than the Accounting Survivor (including a management fee, transfer agency and shareholder servicing fees). The Accounting Survivor’s performance would have been lower than that shown had it operated at the Fund’s current expense levels.

Bar Chart

The annual returns in the bar chart are for the Accounting Survivor’s shares. Such shares were exchanged for Class Z shares of the Fund in the Reorganization. The Fund’s returns shown below would have been lower had the Accounting Survivor been subject to the Fund’s higher operating expenses. Through March 31, 2016, the year-to-date unannualized return of the Accounting Survivor was 2.96%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 22.40%, 2nd quarter, 2009; and Worst Quarter was down -14.87%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	Five Years	Ten Years
Class A*	Return Before Taxes	-5.38%	5.33%	7.17%
Class C*	Return Before Taxes	-6.09%	4.55%	6.38%
Advisor Class*	Return Before Taxes	-5.14%	5.60%	7.44%
Class R*	Return Before Taxes	-5.62%	5.07%	6.91%
Class K*	Return Before Taxes	-5.38%	5.33%	7.17%
Class I*	Return Before Taxes	-5.14%	5.60%	7.44%
Class Z**	Return Before Taxes	-5.14%	5.60%	7.44%
	Return After Taxes on Distributions	-7.86%	2.55%	4.24%
	Return After Taxes on Distributions and Sale of Fund Shares	-2.82%	3.08%	4.46%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)		-4.43%	5.03%	6.95%

*	Inception date for Class A, Class C, Advisor Class, Class R, Class K and Class I shares: 7/15/14. Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares and is adjusted to reflect the respective expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

**	After-tax Returns:

–	Are shown for Class Z shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The following replaces the section “Portfolio Managers” for the Fund in the Summary section of the Prospectus.

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2014	Senior Vice President of the Adviser
Sherif M. Hamid	Since 2014	Senior Vice President of the Adviser
Douglas J. Peebles	Since July 2016	Senior Vice President of the Adviser
Ivan Rudolph-Shabinsky	Since 2014	Senior Vice President of the Adviser
Ashish C. Shah	Since 2014	Senior Vice President of the Adviser

The following replaces the first sentence of the first paragraph in the “Additional Information about the Funds’ Risks and Investments” section of the Prospectus.

This section of the Prospectus provides additional information about the Funds’ investment practices and related risks, including principal and non-principal strategies and risks.

The following replaces the first sentence in the section “Additional Risk and Other Considerations” in the “Additional Information about the Funds’ Risks and Investments” section of the Prospectus.

Investments in the Funds involve the risk considerations described below.

The following paragraph is added following the fifth paragraph in the section “Additional Information about the Funds’ Risks and Investments — Additional Risk and Other Considerations — Foreign (Non-U.S.) Securities” of the Prospectus.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund’s investments.

The following replaces the first paragraph in the section “Investment Adviser” in the “Management of the Funds” section of the Prospectus.

Each Fund’s Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of March 31, 2016, totaling approximately $479 billion (of which over $97 billion represented assets of investment companies sponsored by the Adviser). As of March 31, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 25 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 32 registered investment companies managed by the Adviser, comprising approximately 132 separate investment portfolios, had as of March 31, 2016 approximately 2.7 million accounts.

The following replaces the information for AB High Yield Portfolio in the table under “Portfolio Managers” in the “Management of the Funds” section of the Prospectus.

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AB High Yield Portfolio High Yield Investment Team	Gershon M. Distenfeld; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

	Sherif M. Hamid; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since 2013. Prior to joining the Adviser, he was at Barclays Capital where he was head of European Credit Strategy from 2011 to 2013, and a U.S. investment-grade credit strategist and U.S. high-yield analyst from prior to 2011 until 2011.

	Douglas J. Peebles; since July 2016; Senior Vice President of the Adviser, and Chief Investment Officer and Head of Fixed Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

	Ivan Rudolph-Shabinsky; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2011.

	Ashish C. Shah; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2011.

Information with respect to Similarly Managed Accounts of AB High Yield Portfolio in the section “Performance of Similarly Managed Accounts” in the “Management of the Funds” section is deleted in its entirety.

The following replaces the first paragraph in the “Financial Highlights” section of the Prospectus.

The financial highlights table is intended to help you understand each Fund’s (with respect to all Funds except AB High Yield Portfolio) and the Accounting Survivor’s (with respect to AB High Yield Portfolio) financial performance for the past five years (or, if shorter, the period of the Fund’s operations). With respect to AB High Yield Portfolio, which assumed the performance, financial and other historical information of the Accounting Survivor as a result of the Reorganization, the table includes financial information for the Class Z shares only because the Accounting Survivor’s shareholders became Class Z shareholders as a result of the Reorganization. Financial information is not provided for AB High Yield Portfolio’s Class A, Class C, Advisor Class, Class R, Class K and Class I shares because no Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the Accounting Survivor were outstanding during the periods shown. The Reorganization was effected using the NAV per share of the Class Z shares of AB High Yield Portfolio. The financial information presented below is for periods prior to the closing of the Reorganization and has not been adjusted to reflect the change in NAV per share resulting from the Reorganization. The AB High Yield Portfolio expects to restate this information to reflect the change in NAV in connection with the preparation of its financial statements for the fiscal year ending August 31, 2016.

Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial statements for each Fund (with respect to all Funds except AB High Yield Portfolio) and the five years ended August 31, 2015 of the Accounting Survivor (with respect to AB High Yield Portfolio) have been audited by Ernst & Young, LLP, the independent registered public accounting firm for all Funds and the Accounting Survivor. The report of the independent registered public accounting firm, along with the each Fund’s (with respect to all Funds except AB High Yield Portfolio) and the Accounting Survivor’s (with respect to AB High Yield Portfolio) financial statements, are included in the each Fund’s or the Accounting Survivor’s Annual Report, respectively, which is available upon request.

The following replaces the financial highlights tables and accompanying footnotes for AB High Yield Portfolio in the “Financial Highlights” section of the Prospectus.

AB High-Yield
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.92	$10.90	$10.38	$10.31	$9.71	$9.85

Income From Investment Operations
Net investment income(a)	.32	.67	.72	.75	.76	.87
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.97)	(.91)	.53	.18	.53	(.08)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.65)	(.24)	1.25	.93	1.29	.79

Less: Dividends
Dividends from net investment income	(.35)	(.74)	(.73)	(.86)	(.69)	(.93)

Net asset value, end of period	$8.92	$9.92	$10.90	$10.38	$10.31	$9.71

Total Return
Total investment return based on net asset value(b)	(6.61)%	(2.27	)%*	12.44%	9.24%	13.95%	8.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252,235	$322,839	$364,934	$366,553	$397,208	$482,423
Ratio to average net assets of:
Expenses(c)	.17	%^	.13%	.11%	.09%	.07%	.07	%+
Net investment income.	6.88	%^	6.45%	6.68%	7.15%	7.87%	8.53	%+
Portfolio turnover rate	19%	51%	54%	63%	57%	55%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The expense ratios presented below exclude interest expense where applicable:

	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015	2014	2013	2012	2011
AB High-Yield Portfolio
Expenses	.17	%^	N/A	N/A	.09%	N/A	N/A

(d)	Amount is less than $0.005.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the AB Portfolio for the year ended August 31, 2015 by 0.09%.
^	Annualized.
+	The ratio includes expenses attributable to costs of proxy solicitation.

The following replaces the table for AB High Yield Portfolio in the “Appendix B — Hypothetical Investment and Expense Information” section of the Prospectus.

AB High Yield Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$530.56	$9,948.19
2	9,948.19	497.41	10,445.60	184.89	10,260.71
3	10,260.71	513.04	10,773.75	190.70	10,583.05
4	10,583.05	529.15	11,112.20	196.69	10,915.51
5	10,915.51	545.78	11,461.29	202.86	11,258.43
6	11,258.43	562.92	11,821.35	209.24	11,612.11
7	11,612.11	580.61	12,192.72	215.81	11,976.91
8	11,976.91	598.85	12,575.76	222.59	12,353.17
9	12,353.17	617.66	12,970.83	229.58	12,741.25
10	12,741.25	637.06	13,378.31	236.80	13,141.51

Cumulative		$5,561.23		$2,419.72

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0115-0716